                                                                 EXHIBIT 10.14.2

                                 AMENDMENT NO. 1

         This Amendment No. 1 dated as of January 30, 2003 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SARL", together with the Company, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Banks and the Agent are party to the Credit Agreement dated as of January 31, 2002, (the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to (1) extend the Maturity Date of the Tranche A Commitments under the Credit Agreement from January 30, 2003 to January 29, 2004, (2) reduce the aggregate amount of Tranche A Commitments and (3) make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrowers, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. Upon the satisfaction of each of the conditions precedent set forth in Section 5 below, Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) by deleting the date "January 30, 2003" in the definition of "Maturity Date" and replacing it with the date "January 29, 2004"; and

         (b) by deleting the "and" at the end of subsection (c) thereof, replacing the period at the end of subsection (d) thereof with "; and" and adding the following new subsection (e) in the definition of "Liquid Investments":

(e) with respect to investments of amounts arising from or used in the conduct of such Person's business in Brazil, bank debt securities issued by Banco ABN AMRO Bank Brasil S.A. Banco Multiplo, provided that (i) such bank receives a long-term foreign currency senior debt rating from either Standard & Poor's Ratings Group or Moody's Investors Service and such rating is equal to or higher than B- (or the then equivalent) (provided that (A) if the ratings established or deemed to have been established by Standard & Poor's Ratings Group and Moody's Investors Service for such bank shall differ, the lower of the two ratings shall apply and (B) if neither Standard & Poor's Ratings Group nor Moody's Investors Service shall have in effect a long-term foreign currency senior debt rating for such bank, then Moody's Investor Services's long-term foreign currency deposit rating, if any, shall be substituted therefore); (ii) the aggregate of such investments may not exceed $10,000,000 (or the Dollar Equivalent thereof) and (iii) such investments may be terminated without premium or penalty within three Business Days.

         Section 3. Reduction of the Tranche A commitments. As of the effective date of this Amendment, the aggregate Tranche A1 Commitments shall be reduced to
(euro)12,000,000 and the aggregate Tranche A2 Commitments shall be reduced to $10,000,000. Upon the effectiveness of this Agreement pursuant to Section 5 below, each Lender's Tranche A1 Commitment and Tranche A2 Commitment shall be the Tranche A1 Commitment and Tranche A2 Commitment set forth on the attached
Schedule 1. With respect to such reduction of the Tranche A Commitments, the Agent and the Banks waive any requirement that the Borrowers proved at least fifteen Business Days irrevocable written notice to the Agent, to terminate in whole or reduce ratably in part the unused portion of the Commitments pursuant to Section 2.04. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other actions required by the Credit Agreement or any other Credit Document. The reduction of the Tranche A Commitments pursuant to this Amendment shall be permanent, with no obligation of the Banks to reinstate such Commitments and the commitment fees provided for in Section 2.03 of the Credit Agreement shall thereafter be computed on the basis of the Tranche A Commitments, as so reduced.

         Section 4. Representations and Warranties. The Borrowers and warrant to the Agent and the Banks as of the date hereof:

         (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

         (b) (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) No Default or Event of Default has occurred and is continuing.

         Section 5. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2 of this Amendment when the Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Banks.

         Section 6. Reaffirmation of Guaranty. The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein), as such Guaranteed Obligations have been amended hereby.

         Section 7. Choice of Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.

         EXECUTED as of the date first set forth above.

                                          BORROWERS:

                                          SCHWEITZER-MAUDUIT INTERNATIONAL, INC.



                                          By: /s/ WAYNE H. DEITRICH
                                             ----------------------------------
                                                  Wayne H. Deitrich
                                                  Chairman and Chief Executive
                                                  Officer

                                          SCHWEITZER-MAUDUIT FRANCE S.A.R.L.



                                          By: /s/ JEAN-PIERRE LE HETET
                                             ----------------------------------
                                                  Jean-Pierre Le Hetet
                                                  Gerant (Manager)

                                          AGENT:

                                          SOCIETE GENERALE



                                          By: /s/ ERIC WORMSER
                                             ----------------------------------
                                                  Eric Wormser
                                                  Managing Director

                                          BANKS:

                                          SOCIETE GENERALE



                                          By: /s/ ERIC WORMSER
                                             ----------------------------------
                                                  Eric Wormser
                                                  Managing Director

                                          BANQUE DE CHINE PARIS



                                          By: /s/ YAO HUEMING
                                             ----------------------------------
                                                  Yao Huming
                                                  Corporate Banking Department
                                                  Director

                                         NATEXIS BANQUE POPULAIRES



                                          By: /s/ YVES DARGENT
                                             ----------------------------------
                                                  Yves Dargent
                                                  Director



                                          By: /s/ HERVE BACHELOT
                                             ----------------------------------
                                                  Herve Bachelot
                                                  Sales

                                          BNP - PARIBAS



                                          By: /s/ BERNARD ROLLAND
                                             ----------------------------------
                                                  Bernard Rolland
                                                  Responsible Clientile
                                                  Entreprise



                                          By: /s/ PHILIPPE CHELLE
                                             ----------------------------------
                                                  Philippe Chelle
                                                  Responsible Role Risque

                                          CAISSE REGIONALE DE CREDIT
                                          AGRICOLE MUTUEL DU FINISTERE



                                          By: /s/ BERTRAND LE BORTE
                                             ----------------------------------
                                                  Bertrand Le Borte
                                                  Director Agence Grands
                                                  Entreprises

                                          SUNTRUST BANK



                                          By: /s/ DANIEL S. KOMITOR
                                             ----------------------------------
                                                  Daniel S. Komitor
                                                  Director

                                          CREDIT LYONNAIS NEW YORK BRANCH



                                          By: /s/ SCOTT R. CHAPPELKA
                                             ----------------------------------
                                                  Scott R. Chappelka
                                                  Vice President

                                          CREDIT LYONNAIS



                                          By: /s/ LE PIRUN PIERRE
                                             ----------------------------------
                                                  Le Pirun Pierre
                                                  Enforsable Credit Bretagne

                                          C.C.F.



                                          By: /s/ DE VASSELOT
                                             ----------------------------------
                                                  De Vasselot
                                                  Branch Manager



                                          By: /s/ BRUNAUD
                                             ----------------------------------
                                                  Brunaud
                                                  Assistant Branch Manager

                                   SCHEDULE 1

Lender                                           Tranche A1 Commitment                  Tranche A2 Commitment
------                                           ---------------------                  ---------------------
Societe Generale                                  (euro)  2,791,135.88                      $  2,325,946.57
Banque De Chine Paris                             (euro)    695,398.42                      $    579,498.68
Natexis Banques Populaires                        (euro)  2,604,000.00                      $  2,170,000.00
BNP Paribas                                       (euro)    624,000.00                      $    520,000.00
Caisse Regionale De Credit Agricole
  Mutuel Du Finistere                             (euro)    869,248.02                      $    724,373.35
SunTrust Bank                                     (euro)  2,607,744.07                      $  2,173,120.05
Credit Lyonnais                                   (euro)  1,200,000.00                      $  1,000,000.00
Credit Commercial De France                       (euro)    608,473.61                      $    507,061.35
                                                  --------------------                      ---------------
TOTALS                                            (euro)12,000,000.00                       $ 10,000,000.00